SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934
         Date of Report (DATE OF EARLIEST EVENT REPORTED) July 11, 2006

                        MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  MASSACHUSETTS
                  --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-32465                               04-3402789
            ---------------                       --------------------
     (COMMISSION FILE NUMBER NO.)          (IRS EMPLOYER IDENTIFICATION NO.)


                               95 Prescott Street
                              Worcester, MA 01605
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              Registrant's telephone number, including area code:

                                 (508) 751-5432
                         ------------------------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.     Regulation FD Disclosure

In the near future, Mass Megawatts Wind Power, Inc. anticipates the issuance of year end results for the most recent fiscal year. In the year ending April 30, 2006, Mass Megawatts projects a loss of ten cents per share or $316,565. In the previous year ending April 30, 2005, there was a net loss of twenty four cents per share or $696,205.


Item 9.01 Financial Statements and Exhibits

none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MASS MEGAWATTS WIND POWER, INC.
                                                        (Registrant)

       Dated: July 11, 2006                    By: /s/ Jonathan C. Ricker
                                                  ------------------------------
                                                       Jonathan C. Ricker
                                                  Chief Executive Officer
                                                  Chief Financial Officer